UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of First Franklin Mortgage Loan Trust 2004-FFB, Home Equity Pass-Through Certificates, Series 2004-FFB)

              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact Name of registrant as specified in its charter)

         Delaware                      333-115435                13-3320910
(State or Other Jurisdication    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code, is: (212) 538-3000

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of July 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee and Wilshire Credit Corporation, as a servicer.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE SECURITIES CORP.


                                        By: /s/ John P. Graham
                                            ----------------------
                                        Name: John P. Graham
                                        Title: Vice President

Dated: August 13, 2004

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                                     EXHIBIT